                                                                    EXHIBIT 10.8



                                LEASE AGREEMENT



                                    BETWEEN



                           ELITE INSTRUMENTS, INC.,
                             a Nevada corporation


                                      and



                            BATTERY EXPRESS, INC.,
                           a California corporation,
                              dba 1-800 BATTERIES

                               TABLE OF CONTENTS
                               -----------------

                                                                Page No.
                                                                --------
      1.  BASIC LEASE TERMS......................................  1
          -----------------

      2.  PREMISES: TITLE........................................  3
          ---------------

      3.  TERM, COMMENCEMENT DATE AND EXTENSION..................  3
          -------------------------------------

      4.  USE OF PREMISES........................................  3
          ---------------

      5.  RENT: TRIPLE NET LEASE.................................  4
          ----------------------

      6.  SECURITY DEPOSIT.......................................  5
          ----------------

      7.  POSSESSION.............................................  6
          ----------

      8.  ACCEPTANCE AND INSPECTION..............................  6
          -------------------------

      9.  OCCUPANCY..............................................  7
          ---------

     10.  QUIET ENJOYMENT........................................  7
          ---------------

     11.  INSURANCE..............................................  7
          ---------

     12.  TENANT'S PERSONAL PROPERTY.............................  8
          --------------------------

     13.  INDEMNIFICATION........................................  8
          ---------------

     14.  ALTERATIONS, DECORATIONS, ADDITIONS AND IMPROVEMENTS...  9
          ----------------------------------------------------

     15.  MAINTENANCE OF PREMISES................................  9
          -----------------------

     16.  SURRENDER OF PREMISES..................................  9
          ---------------------

     17.  FREE FROM LINENS....................................... 10
          ----------------

     18.  UTILITIES.............................................. 10
          ---------

     19.  ENTRY BY LANDLORD...................................... 10
          -----------------

     20.  TAXES.................................................. 10
          -----

     21.  ASSIGNMENT AND SUBLETTING.............................. 11
          -------------------------

     22.  DEFAULT................................................ 11
          -------

     23.  SURRENDER.............................................. 13
          ---------

     24.  TRANSFERS BY LANDLORD.................................. 13
          ---------------------

     25.  ESTOPPEL CERTIFICATES.................................. 13
          ---------------------

     26.  SUBORDINATION.......................................... 14
          -------------

     27.  HOLDING OVER........................................... 14
          ------------

     28.  MISCELLANEOUS.......................................... 14
          -------------

     29.  EMISSIONS: STORAGE, USE AND DISPOSAL OF WASTE.......... 17
          ---------------------------------------------

     30.  SIGNAGE................................................ 20
          -------

     31.  MAINTENANCE AND REPAIR................................. 20
          ----------------------

     32.  DESTRUCTION............................................ 21
          -----------

     33.  CONDEMNATION........................................... 21
          ------------

     34.  ENTRY ON PREMISES...................................... 22
          -----------------

     35.  AMERICANS WITH DISABILITIES............................ 23
          ---------------------------

                                   EXHIBITS:
                                   --------
Property Description.............................................  A
Memorandum of Lease..............................................  B
Repairs And Timetable............................................  C
Agency Disclosure................................................  D
Sign Design......................................................  E

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the ______ day of ________________________, 1997, by and among ELITE INSTRUMENTS,
INC., a Nevada corporation ("Landlord"), and BATTERY EXPRESS, INC., a California corporation, dba 1-800 BATTERIES ("Tenant").


                                R E C I T A L S
                                - - - - - - - -

     A. Landlord is the fee owner of that certain improved real property located in the City of Reno, County of Washoe, State of Nevada, described with particularity on Exhibit A attached hereto, whose street address is 2301 Robb Drive, Reno, Nevada (the "Property").

     B. Landlord is the owner of all buildings, structures, parking areas and other improvements constructed on the Property (collectively, the "Improvements").

     C. Except as otherwise provided in this Lease, Landlord is the owner of the fixtures and other items of personal property located on or attached to the Improvements on the Property (collectively, "Personal Property").

     D. As used in this Lease, the term "Premises" collectively denotes the Property consisting of approximately EIGHTEEN THOUSAND ONE HUNDRED TWENTY (18,120) square feet of ground floor space, the Improvements, the Personal Property and all rights, title and interests of Landlord, if any, in and to all streets, alleys, easements, rights-of-way in or to all streets, and any other interest of Landlord in, on, across, in front of, abutting or adjoining the Property.

     E. Under the terms and provisions set forth in this Lease, Landlord desires hereby to lease to Tenant, and Tenant desires hereby to lease from Landlord, the Premises.

     F. This Lease is entered into inasmuch as Tenant is willing to lease the Premises from Landlord under the terms and provisions contained in this Lease.


                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, as consideration for the recitals stated above and the mutual covenants, agreements, representations and warranties contained in this Lease, as well as for other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, Landlord and Tenant hereby agree as follows:

     1.   BASIC LEASE TERMS.
          -----------------


          1.1    DATE OF LEASE: _______________________________

          1.2    TENANT:     Battery Express, Inc., a California corporation, dba 1-800 Batteries.
                 Trade Name: 1-800 Batteries.
                 Address (Leased Premises):    2301 Robb Drive, Reno, Nevada.
                 Address (For Notices):        Same. (Prior to Commencement Date:
                                               14388 Union Street, San Jose, CA 95124)

          1.3    LANDLORD:   Elite Instruments, Inc., a Nevada corporation.
                 Address (For Notices):  16 Barcelona, Irvine, California 92714.

          1.4    TENANT'S USE OF PREMISES:  Office and distribution center.

          1.5    PREMISES AREA:  18,120 Rentable Square Feet.

          1.6    PARCEL:  APN 204-010-19, as more particularly described on Exhibit "A".

          1.7    TERM OF LEASE:  Commencement:  6/15/97
                                 Expiration:  9/15/2002
                                 Number of Months: 63, subject to termination and extension as specified in Section 3.

          1.8    BASE MONTHLY RENT:  $11,415,60

          1.9    FIXED RENT ADJUSTMENT (Primary Term Only):

                 Effective Date of
                 -----------------
                 Fixed Rent Increase                  New Fixed Rent
                 -------------------                  --------------

                 September 15, 1999                    $12,321.60
                 September 15, 2001                    $13,046.60

          1.10   PREPAID FIXED RENT:  $11,415.60

          1.11   SECURITY DEPOSIT:    $22,831.20

          1.12   BROKER(S):

                 Landlord:
                 ---------
                 Duane J. Sanchez, Coldwell Banker Commercial
                 Plummer & Associates
                 209 E. Moana Lane, Suite 2, Reno, Nevada 89509

                 Tenant:
                 ------
                 D. Troy Miller, RPL Group Limited
                 6151 Lakeside Drive, Suite 1000, Reno, Nevada 89511

          1.13 CC&Rs: The Premises are subject to a declaration of covenants, conditions and restrictions (CC&R's). Tenant agrees to comply with all provisions of the CC&Rs, at Tenant's sole cost and expense. To Landlord's knowledge, there are no assessments due and unpaid against the Premises pursuant to the CC&R's.

          1.14 MEMORANDUM OF LEASE: This Lease shall not be recorded, but a Memorandum of Lease in a form substantially similar to Exhibit "B" shall be recorded against the Premises in the office of the Recorder of Washoe County, Nevada on or before the Commencement Date of the Lease.

          1.15 ADDENDUM: The attached Addendum is a part of this Lease. Any conflicts in the terms of the Addendum with the remaining terms of the Lease shall be governed by the terms of the Addendum.

     2.   PREMISES: TITLE.    Under the terms, conditions and covenants set
          ---------------
forth in this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises. Landlord covenants and warrants that Landlord has the full right and lawful authority to enter into this Lease for the full term of this Lease and that Landlord has fee title to the Premises, free and clear of all occupancies and tenancies.

     3.   TERM, COMMENCEMENT DATE AND EXTENSION.
          -------------------------------------

          3.1 The term of this Lease (the "Term") shall commence on June 15, 1997 (the "Commencement Date") and expire on the earlier of September 15, 2002 or the closing of Tenant's purchase of the Premises pursuant to Tenant's exercise of Tenant's Option to Purchase. If this Lease has not been terminated as provided in the preceding sentence, Tenant shall have the right to extend the Term of this Lease from September 16, 2002 to September 15, 2007 provided:
Tenant delivers notice of its election to extend the Term not later than January 2, 2002, in which event all terms and conditions of this Lease shall remain in full force and effect, except that the Fixed Rent shall increase as specified in Subsection 3.2 below.

          3.2 If the Lease Term is extended as provided in Subsection 3.1 above, the Fixed Rent shall be increased annually, commencing September 16, 2002 and continuing with subsequent increases on January 1st of each year thereafter.

     4.   USE OF PREMISES.
          ---------------

          4.1 Subject to the terms of Subsection 4.2 of this Lease, Tenant may use the Premises for any lawful purpose consistent with Subsection 1.4.

          4.2 Tenant shall not use the Premises or permit anything to be done in or about the Premises that in any way will conflict with any law, statute, zoning ordinance, regulation or requirement of duly constituted public authorities that now are in force or hereafter may be in force or any Board of Fire Underwriters requirements or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises.

     5.   RENT: TRIPLE NET LEASE.
          ----------------------

          5.1 From the Commencement Date and continuing throughout the Term, Tenant covenants and agrees to pay Landlord at the address of Landlord set forth in Subsection 30.1 of this Lease, or as such other address as may be specified in a notice given to Landlord or Tenant, the Fixed Rent (or "Rent") as specified in Subsection 1.8 per month, in advance, on or before the 15th day of each month during the Term, from the date of execution hereof. Rent for any partial month shall be prorated at the rate of 1/28th, 1/29th, 1/30th or 1/31st of the monthly rent per day, as the case may be, depending on the number of days in the month for which such proration is required. The Tenant shall pay the first month's Fixed Rent on or before June 15, 1997, and Landlord shall waive the payment of the Fixed Rent for the period of July 15, 1997 through October 14, 1997.

          5.2 Any failure on the part of Tenant to make any rent payment when due and to cure such failure within the time and in the manner required by the terms of Subsection 22.2 of this Lease shall constitute an Event of Default under this Lease. If any check given to Landlord by Tenant is returned by the bank for insufficient funds, Tenant shall pay Landlord the amount of any bank charge actually levied against Landlord as a result of Tenant's returned check and any returned check of Landlord, plus a TEN PERCENT (10%) penalty.

          5.3 The Fixed Rent shall be in addition to and over and above all of the payments to be made by Tenant as provided in this Lease. The Fixed Rent may not be reduced below the initial Fixed Rent set forth in Subsection 5.1 of this Lease. Any rent paid after the first twenty-five (25) business days of any month during the Term shall include a TEN PERCENT (10%) penalty based on the amount of such late payment. Landlord and Tenant agree that such a late charge represents a reasonable estimate of the actual costs and expenses that Landlord would incur because of Tenant's failure to pay timely all amounts required under this Lease, the exact amount of which would be difficult or impracticable to ascertain.

          5.4 From the Commencement Date and continuing throughout the Term, except as expressly set forth, however, it is the purpose and intention of Landlord and Tenant (a) that the Fixed Rent shall be absolutely net to Landlord without any abatement, deduction, counterclaim, set-off or offset whatsoever, except as otherwise specifically provided in this Lease; (b) that all costs, expenses and charges of every kind and nature incidental to Tenant's occupancy and use of the Premises, which may arise or become due and payable during or after (but attributable to a period falling within) the Term, including, without limitation, all costs described in Subsections 5.5, 5.6 and 5.7 of this Lease, shall be paid by Tenant to the appropriate third parties, and that Landlord shall be indemnified and defended by Tenant against and held harmless by Tenant from the same; and (c) that Tenant shall be solely responsible for the payment of real property taxes (but only as pro-rated for the period of the Term) assessed against the Premises as provided for in Section 20 of this Lease.

          5.5 All of the amounts in addition to all payments of the Rents referred to above in Section 5 that are payable by Tenant under this Lease, including, without limitation, all payments for utilities, which include, without limitation, electricity, gas, garbage collection, sewer and water service; all payments for janitorial services, providing for basic office maintenance and cleaning; all payments for cable television and alarm servicing relating to the Premises; all payments for telephone services at the Premises; all payments for property insurance, property maintenance, landscaping, HVAC services and fire protection services; and every payment for any other sum, cost, expense or deposit that Tenant in any of the provisions of this Lease assumes or agrees to pay and/or deposit, including, without limitation, those referred to in Section 18 of this Lease, shall constitute Rent under this Lease and shall be payable without any abatement, deduction, counterclaim, set-off or offset whatsoever, and, in the event of Tenant's failure to pay the same to appropriate third parties, Landlord (in addition to all of Landlord's other rights and remedies) shall have all of the rights and remedies provided for in this Lease, in equity of by law in case of non-payment of Rent.

          5.6 Tenant shall reimburse Landlord upon demand for all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and disbursements, paid or incurred by Landlord in curing any Event of Default under this Lease or arising out of any indemnity and/or hold-harmless agreement given or made in this Lease by Tenant to Landlord.

          5.7 Tenant shall not violate any provisions of the CC&Rs for the Premises. Tenant shall pay when due all regular and special assessments and all other financial obligations of any kind attributable to the Premises imposed by the CC&Rs, except for obligations existing prior to the Commencement Date. Landlord assigns to Tenant during the term of this Lease all voting rights and other rights and benefits conferred by the CC&Rs arising from the Premises.

     6.   SECURITY DEPOSIT.  On or before the Commencement Date, Tenant shall
          ----------------
deposit with Landlord the Security Deposit specified in Subsection 1.11 as security for Tenant's full and faithful performance of every term, provision, covenant and condition of this Lease (the"Security Deposit"). The Security Deposit is not considered by the parties hereto to be liquidated damages, and Tenant's responsibility under this Lease extends beyond the amount of the Security Deposit. If Tenant breaches any of the terms and conditions of this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit for payment of any or all of the following specific purposes:

          (a) Defaults in the payment of any monetary obligation or charge imposed on Tenant under the Lease;

          (b) Repairs for damages to the Premises caused by Tenant or Tenant's guests or invitees; or

          (c) Costs for replacing keys to the Premises furnished by Landlord to Tenant and lost by Tenant.

     If Landlord uses all or any portion of the Security Deposit during the Term for the purposes specified above, Tenant shall within three (3) business days of written demand of Landlord pay Landlord the amount necessary to restore the amount of the Security Deposit to its original amount. Upon the termination of this Lease, the Security Deposit or any remaining portion of it, together with a written accounting of any monies applied from it to unpaid obligations, damage or lost keys, shall be forwarded to Tenant no later than FOURTEEN (14) days after Tenant has surrendered possession of the Premises to Landlord by returning to Landlord the keys to the Premises or after the closing of Tenant's purchase of the Premises pursuant to Tenant's exercise of Tenant's Option to Purchase. Landlord shall not be liable for the payment of any interest to Tenant on the Security Deposit held by Landlord.

     7.   POSSESSION.  Landlord shall deliver possession of the Premises to
          ----------
Tenant on the Commencement Date. After execution hereof and prior to the Commencement Date, however, Tenant shall have access to the Property in order to install tenant improvements, carpeting, painting, telephones and other renovations needed for Tenant's occupancy, provided that Tenant does not commence operation of Tenant's business or otherwise occupy the Property before June 15, 1997. All renovations and tenant improvements made before the Commencement Date on the Property must be approved in writing by Landlord prior to performance of the work, said approval not to be unreasonable withheld. Such early access shall be on the terms and conditions of this Lease, except the obligation to pay rent.

     8.   ACCEPTANCE AND INSPECTION.
          -------------------------

          8.1 Except as otherwise provided in this Lease, Tenant hereby declares that Tenant is leasing the Premises solely in reliance on Tenant's own investigation. Tenant further declares that Tenant is aware of all zoning regulations, other governmental requirements, including, without limitation, laws regulating the site and physical condition of the Premises, and other matters affecting the use and condition of the Premises, and Tenant agrees to lease the Premises in the condition they are in on the Commencement Date on a "where is," "as is" basis. By taking possession of the Premises, Tenant accepts and acknowledges the Premises as being in good and sanitary order, condition and repair. Tenant acknowledges that Landlord has NOT agreed to undertake any modification, alteration or improvement of the Premises except as may be expressly provided for elsewhere in this Lease, and Landlord shall not be required to paint the exterior trim. Subject to the terms and provisions of this
Section 8, the taking of possession of the Premises by Tenant shall establish conclusively that the Premises were at such time in satisfactory condition.

          8.2 Notwithstanding the terms and provisions of Subsection 8.1 of this Lease, Landlord shall perform all the following obligations:

               (a) On or before July 15, 1997, Landlord shall have brought the Premises into broom clean good and working order and condition, including the replacement of any broken windows, removal of temporary walls and general cleaning.

               (b) The parties of their representatives have conducted a walk through inspection of the Premises to identify any aspects of the Premises requiring repair in order for the Premises to be in good and working order and condition. The list of repairs and timetable attached as Exhibit "C" is an agreed description of work to be performed by Landlord. For sixty (60) days after the Commencement Date, Tenant shall have the right to identify other repairs of deficiencies which existed as of the Commencement Date for Landlord to repair. Landlord shall repair, at Landlord's sole cost and expense, all reasonable items identified by Tenant as provided in this Subsection in order to bring the Premises into good and working order. Landlord shall perform all said repairs as soon as possible, without any delay which could reasonably be avoided, provided that Landlord shall have a minimum of thirty (30) days from the date items are identified to perform repairs.

          8.3 If Landlord is delayed in the commencement or completion of any of Landlord's obligations under Subsection 8.2 above by an act or omission of Tenant or by labor disputes, fire, acts of God, weather delays, unusual delay in deliveries, unavoidable casualties or other causes beyond the Landlord's reasonable control, or by delay authorized by Tenant, then the time to commence and/or complete any such obligation shall be extended for such reasonable time as said delay has caused.

     9.   OCCUPANCY.  During the Term, only Tenant and Tenant's employees and
          ---------
invitees shall be permitted to occupy and use the Premises without the prior written consent of Landlord.

     10.  QUIET ENJOYMENT.  Landlord covenants that Landlord has the right to
          ---------------
make and enter into this Lease and that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

     11.  INSURANCE.
          ---------

          11.1  All-Risk Coverage. Tenant shall, at its sole expense, obtain and
                -----------------
keep in force from the Commencement Date, and during the Term of this Lease, "all-risk" coverage insurance naming Landlord and Tenant as their interests may appear and such other parties as Landlord or Tenant may designate as additional insureds, in the customary form in the City of Reno for buildings and improvements of similar character, on all buildings and improvements now or after this date located on the Premises. The amount of insurance will be designated by Landlord no more frequently than once every twelve (12) months; will be set forth on an "agreed amount endorsement" to the policy of insurance; will not be less than the agreed rules of the American Arbitration Association if Landlord and Tenant do not agree with regard to the value.

          11.2  Commercial General Liability. Tenant will, at its sole expense,
                ----------------------------
obtain and
keep in force during the term of this Lease commercial general liability insurance with a combined single imit of not less than $3,000,000 for injury to or death of any one person, for injury to or death of any number of persons in one occurrence, and for damage to property, insuring against any and all liability of Tenant, including without limitation coverage for contractual liability, broad form property damage, host liquor liability, and non-owned automobile liability, with respect to the Premises or arising out of maintenance, use or occupance of the Premises. Such insurance will insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and damage to property set forth in Section 13 of this Lease. Such insurance will be noncontributing with any insurance that may be carried by Landlord and will contain a provision that Landlord, although named as an additional insured, will nevertheless be entitled to recover under the policy for any loss, injury, or damage to Landlord, its agents, and employees, or the property of such persons. The limits and coverage of all such insurance will be adjusted by agreement of Landlord and Tenant during every third Lease year during the term of this Lease in conformity with the then prevailing custom of insuring liability in the City of Reno, and any disagreement regarding such adjustment will be submitted to arbitration in accordance with the applicable rules of the American Arbitration Association.

          11.3  Other Matter.  All insurance required in this paragraph and all
                ------------
renewals of it will be issued by companies authorized to transact business in the State of Nevada and rated at least A Class X by Best's Insurance Reports (property liability) or approved by Landlord. The "all risk" coverage insurance will be payable to Landlord, Tenant, and any lender as their interests may appear. The "all-risk" coverage insurance will be carried in the joint names of Tenant, Landlord, and such other parties having an interest in the Premises as Landlord and Tenant may designate and Landlord and such other parties shall be named as additional insured on the liability policy. All insurance policies will be subject to approval by Landlord and any lender as to form and substance; will expressly provide that such policies will not be canceled or reduced without thirty (30) days' prior written notice to Landlord and any lender, in the case of "all-risk" coverage insurance, and to Landlord, in the case of general liability insurance; will, to the extent obtainable, provide that no act or omission of Tenant that would otherwise result in forfeiture or reduction of the insurance will affect or limit the obligation of the insurance company to pay the amount of any loss sustained; and will, to the extent obtainable, contain a waiver by the insurer of its rights of subrogation against Landlord. Upon issuance, each insurance policy or a duplicate or certificate of such policy will be delivered to Landlord and any lender whom Landlord designates. Tenant may satisfy its obligation under this paragraph by appropriate endorsements of its blanket insurance policies. Since the Tenant is in complete control of the Premises, and a broad indemnification of the Landlord is appropriate, contractual liability coverage shall be obtained by the Tenant.

          11.4  Failure to Procure Insurance.  If Tenant fails to procure and
                ----------------------------
maintain the insurance required under this Lease, then Landlord may, but shall not be required to, order such insurance at Tenant's expense, and Tenant's reimbursement to Landlord for such amounts shall be deemed additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorney's fees, together with interest thereon at TEN PERCENT (10%) per annum.

          11.5  Waiver of Coverage.  Landlord and Tenant each hereby waives all
                ------------------
rights of recovery against the other on account of loss and damage occasioned to such waiving party for Tenant's property or the property of others under Tenant's control to the extent that such loss or damage is insured against under any insurance policy that may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required under this Lease, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease, and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

     12.  TENANT'S PERSONAL PROPERTY.  Tenant's personal property is NOT insured
          --------------------------
by Landlord. Tenant shall purchase what is commonly known as "renter's insurance" to protect Tenant's personal property with such amounts of insurance coverage deemed by Tenant in Tenant's sole and absolute discretion to be necessary or appropriate.

     13.  INDEMNIFICATION.  Tenant shall defend (with attorneys reasonably
          ---------------
acceptable to Landlord), indemnify and hold Landlord and Landlord's officers, agents, successors and assigns harmless from and against all damages, losses, liabilities, judgments, costs or expenses, including, without limitation, attorneys' fees and legal costs, suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, death and/or property damage sustained by such person or persons that arises out of, is occasioned by or in any way is attributable to the use or occupancy of the Premises or any part thereof and adjacent areas by Tenant or the acts or omissions of Tenant, Tenant's agents, employees, guests or any contractor or other invitee brought onto the Premises by Tenant, except to the extent caused by the negligence or misconduct of Landlord or Landlord's agents, successors and assigns. Tenant agrees that Tenant's indemnification obligations under this Lease shall survive this Lease.

     14.  ALTERATIONS, DECORATIONS, ADDITIONS AND IMPROVEMENTS. During the Term,
          ----------------------------------------------------
Tenant shall make no alterations, decorations, additions or improvements to the Premises without the prior written consent of Landlord. Decoration includes, without limitation, painting, wallpapering, fixturing, carpeting, drywalling, hanging of murals, tile and posters and hanging of plants or other object from the ceilings. All alterations, decorations, additions or improvements consented to by Landlord shall be installed at Tenant's sole cost and expense in compliance with all applicable laws. With the exception of furniture and trade fixtures, all such alterations, decorations, additions and improvements, including, without limitations, heating, lighting, electrical, air conditioning, partitioning, drapery and carpentry installations made by Tenant, which become an integral part of Premises or are affixed to the Premises so that they cannot be removed without material damage to the Premises, shall be and become the property of Landlord upon installation and shall not be deemed trade fixtures; provided, however, that Tenant shall return the Premises to an undamaged and broom-clean condition before the termination of the Lease. Tenant agrees that all furnishings, trade fixtures and equipment removed shall be removed in such a manner that the Premises are returned to an undamaged condition before the termination of this Lease.

     15.  MAINTENANCE OF PREMISES.  Tenant, Tenant's sole cost and expense,
          -----------------------
shall maintain the Premises in good condition and repair, to the level of condition and repair existing as of the Commencement Date. Tenant agrees to maintain the Premises as improved, including all landscaping, furniture and furnishings, appliances and fixtures, in a safe, orderly, broom-clean and sanitary condition at all times and otherwise to comply with any city or county ordinance or state or federal law applicable to Tenant's occupancy of the Premises. Tenant shall not commit waste or nuisance on or around the Premises and shall not disturb, annoy, endanger or interfere with neighbors or other tenants. Tenant shall be responsible for any damage caused by Tenant's negligence or misuse of the Premises and the damage caused by the negligence or misuse by Tenant's guests or invitees. Landlord acknowledges that most of the landscaping is dead. Tenant shall not be obligated to install new landscaping, only to maintain landscaping in its existing condition.

     16.  SURRENDER OF PREMISES.  Upon the expiration or earlier termination of
          ---------------------
the Term, Tenant shall surrender the Premises to Landlord in an undamaged and broom-clean condition, and Tenant shall remove all of Tenant's personal property, trade fixtures and equipment from the Premises. All such property not so removed shall be deemed abandoned by Tenant. If Tenant fails to remove any trade fixture, equipment or other personal property, and such failure continues after the termination of this Lease, Landlord may retain such property, and all rights of Tenant with respect to such property shall cease, or Landlord may place such property in public storage for Tenant's account. Tenant shall be liable to Landlord for the costs of removal of any such trade fixture, improvement or equipment of or installed by Tenant, the transportation and storage costs of the same and the cost of returning the Premises to an undamaged and broom-clean condition, together with interest at TEN PERCENT (10%) per annum on all such expenses from the date of expenditure by Landlord. If the Premises are not surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from dely by Tenant in so surrendering the Premises, including, without limitation, all of Landlord's liability for all claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease the Premises to succeeding tenants.

     17.  FREE FROM LIENS.  Tenant hereby indemnifies and agrees to hold
          ---------------
Landlord free and harmless from all liens, claims and demands arising out of any work performed or materials supplied in, on or about the Premises by or on behalf of Tenant, Tenant's agents, employees or contractors. Tenant shall cause any such lien imposed to be released of record by payment or posting of adequate cash or of a proper bond within THIRTY (30) days after Tenant's actual notice of imposition of the lien or upon written request by Landlord.

     18.  UTILITIES.     Tenant shall be responsible for and shall pay promptly,
          ---------
as the same become due and payable, all charges for water, sewer, gas, electricity, telephone, cable TV, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with all taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees and not contributed to by the negligence or misconduct of Tenant or Tenant's agents, employees or invitees. No such failure or interruption shall entitle Tenant to terminate this Lease or withhold rent or other sums due under this Lease.

     19.  ENTRY BY LANDLORD.  Tenant shall permit Landlord and Landlord's agents
          -----------------
to enter into and upon the Premises at all reasonable times during the Term for the purpose of inspecting the Premises, for the purpose of making repairs and for the purpose of showing the Premises to any prospective purchaser or tenant, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. In an emergency or when Tenant has abandoned or surrendered the Premises, Landlord or Landlord's agents may enter the Premises at any time without securing prior permission from Tenant.

     20.  TAXES.
          -----

          20.1 As pro-rated for the period of the Term only, Tenant shall pay all real property taxes, as set forth on the county tax assessor's tax statement for the Premises.

          20.2 Tenant shall pay before delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in, on or about the Premises or elsewhere. When possible, Tenant shall cause Tenant's trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real or personal property of Landlord. Notwithstanding any other provision of this Lease, Tenant shall have the right to contest in good faith any tax or assessment that Tenant believes unreasonable or otherwise not applicable with the appropriate governmental authority. Failure of Tenant to pay any of the charges required to be paid under this Section 20 shall continue an Event of Default under this Lease in like manner as failure to pay rental when due.

     21.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          21.1 Tenant shall not have the power to transfer, sublet, assign, enter into license or concession agreements, change ownership, mortgage or hypothecate this Lease or Tenant's interest in this Lease or in and to the Premises without the prior written consent of Landlord, which consent Landlord shall be given in Landlord's sole discretion, subject to the following conditions:

                (a) Landlord, in Landlord's sole discretion, must approve the financial strength and credibility of the subtenant or assignee; and

                (b) Any and all sums paid in consideration for the sublease or assignment in excess of Rent required hereunder shall be paid directly to

                    Landlord, and shall be Landlord's property.

          Any attempted or purported transfer of this Lease or Tenant's interest in this Lease or in and to the Premises without Landlord's prior written consent shall be void and confer no rights upon any third person and at Landlord's election shall constitute an Event of Default under this Lease.

          21.2  Each assignment, sublease or other act set out in Subsection
21.1 of this Lease, or similar act, to which Landlord has consented shall be by instrument in writing in form satisfactory to Landlord and shall be executed by all parties to the transaction. Each assignee shall agree in writing, for the benefit of Landlord, to assume, to be bound by and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained in this Lease, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease unless Landlord specifically consents to such release or executes a Novation in writing. ONE (1) executed copy of such written instrument shall be delivered to Landlord.

          21.3 Consent by Landlord to any such assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting.

     22.  DEFAULT.
          -------

          22.1 Upon the occurrence of an "Event of Default" (as defined in this Lease), Landlord shall have the following remedies in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                (a) Landlord can continue this Lease in full force and effect, and this Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period in which Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs that Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, expenses of remodeling the Premises required by the reletting and all other similar costs. Reletting can be for a period shorter or longer than the remaining period of the Term. Tenant shall pay to Landlord the Rent and other sums due under this Lease on the dates on which the rent and such other sums are due, less the rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this Section 22 shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

                (b) Landlord can terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on

Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all personal property of Tenant and store such property at Tenant's costs and to recover from Tenant as damages:

                    (1) The worth at the time of award of unpaid Rent and other sums due and payable that had been earned at the time of termination; plus

                    (2) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable that would have been payable after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (3) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                    (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, (a) all costs or expenses incurred by Landlord (i) in retaking possession of the Premises, including reasonable attorney's fees therefor, (ii) in maintaining or preserving the Premises after such default and (iii) in preparing the Premises for reletting to a new tenant; (b) leasing commissions; and (c) all other costs necessary or appropriate to relet the Premises.

          The "worth at the time of award" of the amounts referred to in Subsections 22.1(b)(1) and 22.1(b)(2) of this Section is computed by allowing interest at the rate of TEN PERCENT (10%) per annum on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Subsection 22.1(b)(3) of this Section is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus ONE PERCENT (1%).

          22.2 At the option of Landlord, a breach of this Lease shall exist if any of the following events (severally, an "Event of Default," and collectively, "Events of Default") (or any other Event of Default referenced elsewhere in this Lease) occurs:

                (a) Tenant has failed to pay any monetary obligation or charge imposed under this Lease within TEN (10) days of when due, unless said failure is the first failure within a period of one (1) year, in which event Landlord shall give Tenant written notice of the failure and an Event of Default shall occur only if Tenant does not cure within five (5) days of receipt of the notice;

                (b) Tenant has failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant has failed to cure such breach within

THIRTY (30) days after written notice from Landlord where such breach could reasonably be cured within such THIRTY (30) day period; provided, however, that where such failure could not reasonably be cured within such THIRTY (30) day period Tenant shall not be in default unless Tenant has failed promptly to commence and thereafter continue to make diligent and reasonable efforts to cure such failure as soon as practicable; or

                (c) Tenant has assigned Tenant's assets for the benefit of Tenant's creditors; or

                (d) A court has made or entered any decree or order other than under the bankruptcy laws of the United States:

                    (1) appointing a receiver, trustee or assignee of Tenant in bankruptcy or insolvency or for Tenant's property; or

                    (2) directing the winding up or liquidation of Tenant; and such decree or order has continued for a period of THIRTY (30) days.

     23.  SURRENDER.  No act or conduct of Landlord, whether consisting of the
          ---------
acceptance of the keys to the Premises or otherwise, shall be deemed to be constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger but shall operate as an assignment to Landlord of all existing subleases, or Landlord may, at Landlord's option, terminate any or all of such subleases by notifying sublessees of Landlord's election to do so within FIVE (5) days after such surrender.

     24.  TRANSFERS BY LANDLORD.  Landlord may voluntarily convey the Premises
          ---------------------
or assign or transfer Landlord's interest in this Lease or any underlying lease without the prior consent of Tenant. In the event of such conveyance, assignment or transfer, Landlord shall take reasonable precautions to ensure that with respect to Tenant's Security Deposit Landlord's assignee or transferee shall comply with the terms and provisions of Section 6 of this Lease.

     25.  ESTOPPEL CERTIFICATES.  Each of the parties to this Lease shall,
          ---------------------
without charge, at any time and from time to time, within TEN (10) days after receipt from the other party of written request therefor, deliver a duly executed and acknowledged certificate to the other party hereto or any other person, firm or corporation designated by the requesting party, certifying: (a) that this Lease is unmodified and in full force and effect, or if there has been any modification, that this Lease is in full force and effect as modified, and stating any such modification; (b) whether or not there is then existing any claim of default under this Lease and, if so, specifying the nature thereof; and
(c) the dates to which the Rent and other charges payable under this Lease by Tenant have been paid. If Tenant fails to complete and execute the certificate within the time provided for in this

Lease, a purchaser or lender shall be entitled to rely on a certificate or statement submitted by Landlord.

     26.  SUBORDINATION. This Lease is subject and subordinate to all mortgage
          -------------
and deeds of trust that now affect the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that if the holder or holders of any such mortgage or deed of trust advises Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver all documents or instruments that Landlord or such lessor, holder or holders deem reasonably necessary or desirable for the purposes thereof, so long as such documents and instruments impose no material obligations on Tenant not imposed on Tenant by this Lease.

     27.  HOLDING OVER.  Except as specified in this Section, any holding over
          ------------
after the expiration of the Term, without the consent of Landlord, shall be construed to be tenancy from month to month, at the rate of $1.50 per square foot of ground space, and shall otherwise be under the terms and conditions in this Lease specified, so far as applicable and any holding over after the expiration of the Term, with the consent of Landlord, shall be construed to be a tenancy from month to month, at the rate of $1.50 per square foot of ground floor space, and shall otherwise be under the terms and conditions in this Lease specified, so far as applicable.

     28.  MISCELLANEOUS.
          -------------

          28.1  Notice.  Any notice or communication required or permitted under
                ------
this Lease shall be in writing and shall be deemed to have been received by the party to whom such notice or communication is addressed (a) upon delivery, if delivered personally, or (b) one (1) business day after deposited, prepaid, in a Federal Express or similar depository for expedited overnight delivery or (d) TEN (10) business days after deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, addressed as follows:

     If to Landlord:  ELITE INSTRUMENTS, INC.
                      Attn:  Sam Pu, President
                      16 Barcelona
                      Irvine, California 92714

or to such other person or address as Landlord from time to time may provide in writing to Tenant.

                      After Commencement Date:       Before Commencement Date:
                      ------------------------       -------------------------

     If to Tenant:    1-800 BATTERIES                1-800 BATTERIES
                      Attn: Chief Executive Officer  Attn:  CEO
                      2301 Robb Drive                14388 Union Street
                      Reno, Nevada 89523             San Jose, California 95124
or to such other person or address as Tenant from time to time may provide in writing to Landlord.

          28.2  Invalidity.  If any term or provision of this Lease or the
                ----------
application thereof to any person or circumstance is held, to any extent, invalid or unenforceable, then the remainder of this Lease, or the application of such term or provision to persons whose circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

          28.3  Successors and Assigns.  The terms, conditions and covenants of
                ----------------------
this Lease shall be binding on and inure to the benefit of each of the parties hereto and their heirs, personal representatives, successors, executors, administrators and permitted assigns, and all of such terms, conditions and covenants shall run with the land. Where more than one party are lessors under this Lease, the term "Landlord" whenever used in this Lease shall be deemed to include all of such lessors jointly and severally.

          28.4  Exhibits. All Exhibits referred to in this Lease are attached to
                --------
this Lease and are incorporated in this Lease by reference.

          28.5  Authority to Execute.     The undersigned parties hereto hereby
                --------------------
warrant that they have the proper authority and are empowered to execute this Lease.

          28.6  Governing Law.  The validity, construction, interpretation and
                -------------
enforceability of this Lease shall be determined and governed by the laws of the State of Nevada. Notwithstanding the foregoing, if any law or set of laws of the State of Nevada requires or otherwise dictates that the laws of another state or jurisdiction be applied in any proceeding involving this Lease, then such law or laws of the State of Nevada shall be superseded by this Subsection 28.6, and the remaining laws of the State of Nevada nonetheless shall be applied in such proceeding.

          28.7  Arbitration.  All disputes arising in connection with this Lease
                -----------
shall be exclusively and finally settled by binding arbitration in Washoe County, Nevada in accordance with the rules of the American Arbitration Association then existing. Judgment upon the award rendered in the arbitration may be entered in any court having jurisdiction thereover. Upon the application of either party to this Lease, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized pursuant hereto (a) to issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to the interests of a party to this Lease or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Lease and (b) to enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to the interests of a party to this Lease or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Lease.

          28.8  Waiver.  No failure on the part of either party to this Lease to
                ------
exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof or as a waiver of any other right, power or remedy hereunder or of the performance of any obligation of either party to this Lease; and no single or partial exercise by either party to this Lease of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Landlord's acceptance of rent after a default under this Lease by Tenant shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord.

          28.9  Modification.  The terms and provisions of this Lease shall not
                ------------
be extended, varied, changed, modified, amended or supplemented other than by an agreement in writing signed by the parties hereto.

          28.10 No Strict Construction. The language used in this Lease shall be
                ----------------------
deemed to be the language chosen by the parties hereto in order to express their mutual intent, and no rule of strict construction shall be applied against either party to this Lease.

          28.11 Headings and Captions. The captions and headings used in this
                ---------------------
Lease are for the convenience of reference only and do not constitute a part of this Lease and shall not be deemed to limit, characterize or in any way affect any term or provision of this Lease, and all terms and provisions of this Lease shall be enforced and construed as if no captions or headings appeared in this Lease.

          28.12 Expenses.  Except as otherwise provided herein, the parties
                --------
hereto shall bear the expenses respectively incurred by each of them in connection with the execution and delivery of this Lease and the consummation of the transactions contemplated hereby.

          28.13 Further Assurances.  Each party to this Lease shall execute and
                ------------------
deliver such instruments and take such other actions as the other party to this Lease reasonably may require in order to carry out the intents and purposes of this Lease.

          28.14 Non-Exclusivity.  The rights, remedies, powers and privileges
                ---------------
provided in this Lease are cumulative and not exclusive and shall be in addition to all rights, remedies, powers and privileges granted by law, rule, regulation or instrument.

          28.15 No Third Parties Benefitted. This Lease is made and entered into
                ---------------------------
for the sole protection and benefit of the parties hereto and their successors and permitted assigns, and no other person or persons shall have any right of action under this Lease.

          28.16 Reliance on Legal Counsel and Other Advisors. Each party to this
                --------------------------------------------
Lease has consulted such legal, financial, technical and other experts that it has deemed necessary or desirable before entering into this Lease. Each party to this Lease represents and warrants that it has read, knows, understands and agrees with all of the terms and provisions of this Lease. Neither party to this Lease has relied on any oral representation of the other party to this Lease in entering into this Lease. All discussions, estimates and projections developed by any party to this Lease during the course of negotiating the terms and conditions of this Lease were developed by way of illustration only and, unless specifically contained in this Lease or in one or more of its Exhibits or Schedules, are not binding on or enforceable against the other party to this Lease in law or in equity.

          28.17 Attorneys' Fees.  If Landlord brings suit for the possession of
                ---------------
the Premises, for the recovery of any sum due under this Lease or because of the breach of any other covenant contained in this Lease, or if Tenant or Landlord brings any action for any relief, declaratory or otherwise, arising out of this Lease, then the non-prevailing party in any such suit shall pay court costs and reasonable attorneys' fees, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. Such attorneys' fees and costs shall not be limited to any court fee schedule but rather shall be awarded on the basis of all fees and costs reasonably incurred in good faith. Such attorneys' fees and costs shall be paid by the non-prevailing party in addition to all other relief to which the prevailing party may be entitled.

          28.18 Entire Lease.  This Lease contains the entire agreement between
                ------------
Landlord and Tenant with respect to the Premises, and no other agreement hereafter made shall be effective to change, modify or discharge this Lease in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

          28.19 Brokers.  Landlord is represented in this transaction by Duane
                -------
L. Sanchez of Coldwell Banker Plummer & Associates and Tenant is represented by
D. Troy Miller of RPL Group Limited. Broker commissions shall be paid by Landlord pursuant to the provisions of a separate agreement. Except as specified in this Section, the parties represent to each other that they have not used the services of any real estate broker or person who may claim a commission or finder's fee with respect to this transaction, and each agrees to indemnify, defend and hold the other harmless from broker compensation claims or finder's fees arising from allegations of an agreement with the indemnifying party. Any agency disclosure form is attached as Exhibit "D".

          28.20 Airport Noise Notice.  Tenant acknowledges that the Premises are
                --------------------
located near Reno-Cannon International Airport. As a consequence, Tenant agrees noise normally associated with aviation is to be expected. Tenant, as a material part of the consideration under this Lease, hereby waives all claims against Landlord for property damages or personal injuries from any cause arising at any time due to the noise associated with Reno-Cannon International Airport. Tenant agrees to defend, indemnify and hold Landlord, its officers, agents and employees, harmless from and on account of any claim, demands, obligations or liabilities of Tenant's employees and agents of any kind or nature, including, but without limitation, attorney's fees and costs of defense for damage or injury to any person or property arising or in any way connected with the noise occurring on the Premises associated with Reno-Cannon International Airport.

          28.21 Counterpart Execution.  This Lease may be executed
                ---------------------
simultaneously in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original. Such counterpart execution may occur via telex or facsimile machine, provided that executed original counterparts of this Lease shall be delivered to the parties to this Lease within FOURTEEN (14) days after the date of execution of this Lease.

     29.  EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE:
          ---------------------------------------------

          29.1 Emissions.  Tenant, its agents, employees, licensees and invitees
               ---------
shall not:

               a) Permit any vehicle on the Premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

               b) Discharge or emit any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water which matter, as reasonable determined by Lessor or any governmental entity, does, or may, pollute or contaminate same, or is, or may become, radioactive or does, or may, adversely affect the: (a) health or safety or persons, wherever located, whether on the Premises or anywhere else; (b) condition, use or enjoyment of the Premises or any other real or personal property, whether on the Premises or anywhere else; or (c) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas;

               c) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or hear shall not be discernible from outside the Premises;

               d) Create, or permit to be created, any sound pressure level which will interfere with quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement.

               e) Create, or permit to be created, any ground vibration that is discernible outside the Premises.

               f) Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, or about the Premises, or anywhere else.

          29.2 Storage and Use.
               ---------------

               a)   Storage.  Subject to the uses permitted and prohibited to
                    -------
                    Tenant under this Lease, Tenant shall store in appropriate leak proof containers all solid, liquid or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may: (a) pollute or contaminate the same; or
                    (b) adversely affect the: (i) health or safety of persons, whether on the Premises or anywhere else; (ii) condition, use or enjoyment of the Premises or any real or personal property, whether on the Premises or anywhere else; or (iii) Premises or any of the improvements thereto or thereon.

               b)   Use.  In addition, without Landlord's prior written consent,
                    ---
                    Tenant shall not use, store or permit to remain on the Premises any solid, liquid or gaseous matter which is, or may become radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will be detectable outside a designated storage area and Tenant shall use the materials in such a manner that: (a) no real or personal property outside the designated storage area shall become contaminated thereby; and (b) there are and shall be no adverse effects on the:
                    (i) health or safety of persons, whether on the Premises or anywhere else; (ii) condition, use or enjoyment of the Premises or any real or personal property thereon or therein; or (iii) Premises or any of the improvements thereto or thereon.

          29.3 Disposal of Waste.
               -----------------

               a)   Refuse Disposal.  Tenant shall not keep any trash, garbage,
                    ---------------
                    waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for storage or disposal of such materials in a clean and sanitary condition.

               b)   Sewage Disposal.  Tenant shall properly dispose of all
                    ---------------
                    sanitary sewage and shall not use the sewage disposal system: (a) for the disposal of anything except sanitary sewage; or (b) excess of the lesser amount: (i) reasonably contemplated by the uses permitted under this Lease; or (ii) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

               c)   Disposal of Other Waste.  Tenant shall properly dispose of
                    -----------------------
                    all other waster or other matter delivered to, stored upon, used on, or removed from, the Premises by Tenant in such a manner that it does not, and will not, adversely affect: (a) health or safety or persons, wherever located, whether on the Premises or elsewhere; (b) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else; or (c) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

          29.4 Information.  Tenant shall provide Landlord with any and all
               -----------
information regarding hazardous or toxic materials used by Tenant in the Premises, including copies of all filings and reports to governmental entities at the time they are originated, and any other information requested by Landlord. In the event of any accident, spill or other incident involving hazardous or toxic matter, Tenant shall immediately report the same to Landlord and supply Landlord with all information and reports with respect to the same. All information described herein shall be provided to Landlord regardless of any claim by Tenant that it is confidential or privileged.

          29.5 Compliance with Law.  Notwithstanding any other provision in this
               -------------------
Lease to the contrary, Tenant shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements in complying with its obligations under this Lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter by Tenant.

          29.6 Indemnification.  Tenant shall defend, indemnify and hold
               ---------------
Landlord harmless from any loss, claim, liability or expense, including attorneys' fees and costs, arising out of or in connection with its failure to observe or comply with the provisions of this Lease.

          29.7 Hazardous Materials Defined.  In this Lease, "hazardous
               ---------------------------
materials" includes substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. #9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. #1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. #6901, et seq.; and those substances defined as hazardous, toxic, hazardous wastes, toxic wastes, or as hazardous or toxic substances by any law or statute now in effect in the State of Nevada; and in the regulations adopted and publications promulgated pursuant to those laws (all collectively "hazardous substance laws").

     30.  SIGNAGE:  Tenant shall place no window covering (e.g., shades, blinds,
          -------
curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible from the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

          Except for signs that are located inside the building and are not visible from outside the building, no signs will be placed at any place on the Premises without the prior written consent of Landlord as to their size, design, color, location, content, illumination, composition, materials and mobility.
All signs shall be maintained by Tenant in good condition during the term of this Lease. Tenant shall remove all signs at the end of this Lease and repair and restore any damage caused by their installation or removal; provided Tenant first confers with Landlord regarding sign removal and Landlord, in Landlord's sole discretion, designates any portion of the signage which Tenant shall not remove. Landlord hereby approves of Tenant's installation of the sign described in Exhibit "E" hereto, subject to approval of an appropriate sign permit by the City of Reno.

     31.  MAINTENANCE AND REPAIR:
          ----------------------

          31.1 Tenant Obligations.  Except for structural repairs as stated in
               ------------------
Section 31.2 below, Tenant agrees at its own cost and expense to repair, replace, and maintain in good and tenable condition, normal wear and tear excepted, the Premises and every part thereof, and including without limitation all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment within the Premises. Repair and maintenance of all glass, both exterior and interior, shall be the responsibility of Tenant, and any glass broken shall be promptly replaced by Tenant with glass of same kind, size, and quality. Janitorial or security services, if utilized, shall be at the cost and expense of Tenant. Maintenance and irrigation of landscaping shall be the responsibility of Tenant (excluding replanting of dead or dying trees, shrubs and turf existing as of the Commencement Date) as well as cutting, pruning, aeration and fertilizing. Cleaning and snow removal of outside areas of the Premises shall also be Tenant's responsibility, as well as painting of exterior trim and cleaning of exterior walls, walkways, parking and other areas.

          31.2 Landlord Obligations.  Landlord shall be solely responsible for
               --------------------
any structural maintenance and repair and all roof repairs of the Premises, except that Landlord shall not be required to make repairs necessitated by reason of the negligence of Tenant or by reason of failure of Tenant to perform or observe any conditions or agreements contained in this Lease, or caused by alterations, additions, or improvements made by Tenant. Parking lot repair and maintenance (excluding cleaning and snow removal) as well as repair and maintenance of all underground utilities and irrigation lines shall be the responsibility of Landlord. Landlord, however, shall not be liable to Tenant for failure to make repairs unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence and complete such repairs within a reasonable period of time.

          31.3 Tenant Performance of Landlord's Obligations.  If Landlord
               --------------------------------------------
refuses or neglects to make needed repairs or to maintain properly the Premises, Tenant shall have the right upon giving Landlord reasonable prior written notice of its election to do so to make such repairs or perform such maintenance on behalf of and for the account of Landlord. In this event such work shall be paid for by Tenant and charged back to Landlord as a deduction from rent after Landlord's receipt of a bill therefor.

          31.4 Landlord Performance of Tenant's Obligations.  If Tenant refuses
               --------------------------------------------
or neglects to make needed repairs or maintain properly the Premises as required herein in a manner reasonably satisfactory to Landlord, Landlord shall have the right upon giving Tenant reasonable prior written notice of its election to do so to enter upon the Premises in order to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In this event the work shall be paid for by Tenant as additional rent promptly upon receipt of a bill therefor.

     32.  DESTRUCTION.  If during the term, the Premises is more than 33%
          -----------
destroyed from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within 90 days following such destruction, the Landlord shall notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice. If Landlord or Tenant does not terminate this Lease, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date of completion of restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

     33.  CONDEMNATION.
          ------------

          33.1 Definitions.  The following definitions shall apply:  (1)
               -----------
"Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceeding or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority, or private corporate or individual, having power of condemnation.

          33.2 Obligations to be Governed by Lease.  If during the term of the
               -----------------------------------
Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

          33.3 Total or Partial Taking.  If the Premises are totally taken by
               -----------------------
condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than 30 days nor later than 90 days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant.

If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking.

     34.  ENTRY ON PREMISES.  Landlord and its authorized representatives shall
          -----------------
have the right to enter the Premises at all reasonable times for any of the following purposes: (a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) to post "for sale" signs or to post "for Rent" or "for Lease" signs during the last nine (9) months of the Term, or during any period while Tenant is in default; (d) to show the Premises to prospective brokers, agents, buyers, Tenants or persons interested in leasing or purchasing the Premises, at any time during the Term; or (e) to repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises (but not so as to prevent entry to the Premises) and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this Section. Tenant shall not be entitled to an abatement or reduction of rent of Landlord exercises any rights reserved in this Section. Landlord shall conduct his activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

     35.  AMERICANS WITH DISABILITIES.  Upon commencement of the Lease, Landlord
          ---------------------------
warrants and represents that the Premises shall be in compliance with ADA Requirements existing at that time.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

"LANDLORD"                          "TENANT"

ELITE INSTRUMENTS, INC.,            BATTERY EXPRESS, INC.,
a Nevada corporation                a California corporation
                                    dba 1-800 BATTERIES

By:     /s/ Sam Pu                  By:       /s/ Ken Hawk
   -----------------------------        ---------------------------------------
        Sam Pu, President                     Ken Hawk, Chief Executive Officer

STATE OF NEVADA     )
                    )ss.
COUNTY OF WASHOE    )

     This instrument was acknowledged before me on June 13, 1997 by SAM PU as President of ELITE INSTRUMENTS, INC., a Nevada corporation.

     [Notarial Seal of Debbie J. Wiltgen
      State of Nevada, Appointment Recorded   Notary:  /s/ Debbie J. Wiltgen
      in Washoe County.  No. 93-0795-2                ----------------------
      Expires Oct. 26, 2000]



STATE OF NEVADA     )
                    )ss.
COUNTY OF WASHOE    )

     This instrument was acknowledged before me on 6-5-97 by KEN HAWK as Chief Executive Officer of BATTERY EXPRESS, INC., a California corporation, dba 1-800 BATTERIES.

     [Notarial Seal of Vicky Lynn Beattie
      State of Nevada, Appointment Recorded   Notary:  /s/ Vicky Lynn Beattie
      in Washoe County.                                ----------------------
      Expires Sept. 24, 1998]

                            FIRST ADDENDUM TO LEASE
                            -----------------------

     THIS FIRST ADDENDUM TO LEASE (this "Addendum") is made by and between ELITE INSTRUMENTS, INC., a Nevada corporation ("Landlord"), and BATTERY EXPRESS, INC., a California corporation, dba 1-800 BATTERIES ("Tenant"), to be a part of that certain Lease of even date herewith between Landlord and Tenant (the "Lease") concerning approximately 18,120 square feet of space, located at 2301 Robb Drive, Reno, Nevada (the "Premises"). Landlord and Tenant agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

1.   Rent Adjustment.  Commencing September 16, 2002 and continuing on January 1
     ---------------
of each year thereafter (each such day, a "Rent Adjustment Date"), the Fixed Rent shall be adjusted to equal the product of the Fixed Rent in effect for the calendar month immediately preceding the Rent Adjustment Date multiplied by a fraction, the numerator of which is the CPI published for the month immediately preceding the Rent Adjustment Date in question and the denominator of which is the CPI published for August 2002 (with respect to the first rent adjustment) or the immediately preceding Rent Adjustment Date (with respect to each other rent adjustment); provided, however, that any such increase in Fixed Rent on a Rent Adjustment Date shall not be less than two and one-half percent (2.5%) nor greater than five percent (5%) of the Fixed Rent due for the immediately preceding period. As used herein, "CPI" shall mean the Consumer Price Index, for All Urban Consumers, Subgroup "All Items", for San Francisco (Base Year 1982-84 = 100), which is currently being published by the United States Department of Labor, Bureau of Labor Statistics ("USDL"). If, however, the CPI is changed so that the base year is altered from that used as of the Commencement Date, then the CPI shall be converted in accordance with the conversion factor published by the USDL, to obtain the same results that would have been obtained had the base year not be changed. If no conversion factor is available or if the CPI is otherwise revised or discontinued for any reason, there shall be substituted in lieu thereof the most nearly comparable official price index of the United States Government to obtain substantially the same result as would have been obtained had the original CPI not been revised or discontinued.

2.   Waiver of Coverage.  Notwithstanding anything to the contrary herein, the
     ------------------
parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under the Lease, without regard to the negligence or willful misconduct of the entity so released. All of Landlord's and Tenant's repair and indemnity obligations under the Lease shall be subject to the waiver in this paragraph.

3.   Alterations.  Tenant may construct nonstructural alterations, additions and
     -----------
improvements ("Alternations") in the Premises without Landlord's prior approval, if the cost of any such work does not exceed Five Thousand Dollars ($5,000.00). Upon request, Landlord shall advise Tenant in writing whether it reserves the right to require Tenant to remove any Alterations upon termination of the Lease. All Alternations, trade fixtures and personal property installed in the Premises at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant's Property, provided Tenant repairs all damage caused by such removal. Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property.

4.   Surrender of Premises.  Tenant's obligations with respect to the surrender
     ---------------------
of the Premises shall be fulfilled if Tenant surrenders possession of the Premises in the condition existing at the Commencement Date, ordinary wear and tear, casualties (which are addressed in Sections 32 and 33 of the Lease) Hazardous Materials (other than those released or emitted by Tenant), and Alterations which Landlord states may be surrendered at the termination of the Lease, excepted.

5.   Entry.  Landlord shall not enter the Premises, except in the case of
     -----
emergency, except upon one (1) business day's notice. Any entry by Landlord in the Premises shall comply with all of Tenant's reasonable security measures and shall not impair Tenant's use of the Premises more than reasonably necessary.

6.   Assignment and Subletting.  Tenant may, without Landlord's prior written
     -------------------------
consent and without being subject to the provisions of Section 21.1 of the Lease, sublet the Premises or assign the Lease to (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or governmental action; or (c) a purchaser of substantially all corporate assets of Tenant. A sale or transfer of Tenant's capital stock shall not be deemed an assignment, subletting or any other transfer of the Lease of the Premises. Tenant shall not be required to pay to Landlord any "excess" rent under an assignment or sublease until after deducting therefrom the costs to Tenant to effectuate the assignment or sublease.

7.   Subordination.  Prior to the Commencement Date, Landlord shall obtain from
     -------------
any lenders or ground lessors of the Premises a written agreement in form subject to Tenant's approval, providing for recognition of Tenant's interests under the Lease in the event of a foreclosure of the lender's security interest or termination of the ground lease. Further, as a condition to Tenant's obligation to subordinate its leasehold interest to a ground lease or instrument of security, Landlord shall obtain from any such ground lessors or lenders a written recognition agreement in a form subject to Tenant's approval, providing that Tenant's rights of occupancy shall not be disturbed and Tenant shall receive all rights provided for under the Lease in the event of a termination of the ground lease or a foreclosure of the loan.

8.   Emissions: Wastes.  To the best knowledge of Landlord, (a) no Hazardous
     -----------------
Material is present on the Premises or the soil, surface water or groundwater thereof; (b) no underground storage tanks are present on the Premises; and (c) no action, proceeding or claim is pending or threatened regarding the Premises concerning any Hazardous Material.

9.   Approvals.  Whenever the Lease requires an approval, consent, designation,
     ---------
determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall act reasonably and in good faith.

10.  Indemnification.  Landlord shall not be released or indemnified from any
     ---------------
losses, damages, liabilities, judgments, claims, costs or expenses arising from the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees, Landlord's violation of any law, order or regulation, or a breach of Landlord's obligations or representations under the Lease.

11.  Maintenance Of Premises.  Tenant shall not be required to cause the
     -----------------------
Premises to comply with any laws, rules or regulations including the Americans With Disabilities Act, requiring capital improvements in the Premises unless the compliance with any of the foregoing is necessitated either solely due to Tenant's particular use of the Premises, or due to a proposed renovation, alteration or repair of Tenant. Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvements:
(a) occasioned by fire or other casualty or by the exercise of the power of eminent domain (which is addressed in Sections 32 and 33 of the Lease); (b) described in Section 31.2 of the Lease; and (c) which could be treated as a "capital expenditure" under generally accepted accounting principles. Notwithstanding the foregoing, Tenant shall pay for the cost of the improvements described in the first sentence of this paragraph and Subsection (c) of the second sentence of this paragraph as follows: (i) the cost of such improvements shall be amortized over the useful life of the improvements in accordance with generally accepted accounting principles and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs; and (ii) Tenant shall pay such amortization payment for each month after such improvements is completed at the same time the Fixed Rent is due until the first to occur of the expiration of the Term and the end of the term over which such costs were amortized.

10.  Effect Of Addendum.  All terms with initial capital letters used herein as
     ------------------
defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

"LANDLORD"                          "TENANT"

ELITE INSTRUMENTS, INC.,            BATTERY EXPRESS, INC.,
a Nevada corporation                a California corporation,
                                    dba 1-800 BATTERIES


By:      /s/ Sam Pu                 By:
   -----------------------------       -----------------------------------
      Sam Pu, President                Ken Hawk, Chief Executive Officer

When Recorded, Return To:
------------------------
Elite Instruments, Inc.
c/o Robert M. Sader, Esq.
462 Court Street
Reno, Nevada 89501


                              MEMORANDUM OF LEASE
                              -------------------

     NOTICE IS HEREBY GIVEN that the undersigned parties have entered into a Lease Agreement of even date herewith whereby the real property located in Washoe County, Nevada, more particularly described on Exhibit "A" attached hereto, has been leased for a term commencing June 15, 1997 and ending September 15, 2002, with the right to extend the lease term from September 16, 2002 to September 15, 2007.

     DATED this 5th day of June, 1997.


LANDLORD/LESSOR:                    TENANT/LESSEE:
---------------                     -------------

ELITE INSTRUMENTS, INC.,            BATTERY EXPRESS, INC.,
a Nevada corporation                a California corporation,
                                    dba 1-800 BATTERIES

By:   /s/ Sam Pu                    By:   /s/ Ken Hawk
    --------------------------          ------------------------------
     Sam Pu,                            Ken Hawk,
     President                          Chief Executive Officer



                                  EXHIBIT "B"

STATE OF NEVADA     )
                    )ss.
COUNTY OF WASHOE    )

     This instrument was acknowledged before me on June 13, 1997 by SAM PU as President of ELITE INSTRUMENTS, INC., a Nevada corporation.

     [Notarial Seal of Debbie J. Wiltgen
      State of Nevada, Appointment Recorded   Notary:  /s/ Debbie J. Wiltgen
      in Washoe County.                               ----------------------
      Expires Oct. 26, 2000]



STATE OF NEVADA     )
                    )ss.
COUNTY OF WASHOE    )

     This instrument was acknowledged before me on 6-5-97, 1997 by KEN HAWK as Chief Executive Officer of BATTERY EXPRESS, INC., a California corporation, dba 1-800 BATTERIES.

     [Notarial Seal of Vicky Lynn Beattie
      State of Nevada, Appointment Recorded   Notary:  /s/ Vicky Lynn Beattie
      in Washoe County.                                ----------------------
      Expires Sept. 24, 1998]


                                  EXHIBIT "B"

                                   SCHEDULE A
                                   ----------

                          DESCRIPTION OF REAL PROPERTY
                          ----------------------------

ASSESSOR'S PARCEL NO. 204-010-19
--------------------------------

PARCEL 1 OF PARCEL MAP NO. 1848 FOR R.J.B. DEVELOPMENT CO., ACCORDING TO THE MAP THEREOF, FILED IN THE OFFICE OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF NEVADA, ON JUNE 14, 1985, AS FILE NO. 1003823, OFFICIAL RECORDS.



                                  EXHIBIT "A"

                                   SCHEDULE A
                                   ----------

                          DESCRIPTION OF REAL PROPERTY
                          ----------------------------

ASSESSOR'S PARCEL NO. 204-010-19
--------------------------------

PARCEL 1 OF PARCEL MAP NO. 1848 FOR R.J.B. DEVELOPMENT CO., ACCORDING TO THE MAP THEREOF, FILED IN THE OFFICE OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF NEVADA, ON JUNE 14, 1985, AS FILE NO. 1003823, OFFICIAL RECORDS.



                                  EXHIBIT "A"
                                 OF EXHIBIT "B"

                                LEASE AMENDMENT

     This Agreement is made and entered into this 15th day of January, 1999, by and between Dermody Family Limited Partnership II, a Washington limited partnership, and Guila Gail Turville, (hereinafter referred to collectively as "Landlord"), and Battery Express, Inc., a California corporation dba 1-800-BATTERIES, (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:
                              --------------------
     WHEREAS, Landlord (by Assignment) and Tenant, entered into a Lease dated June 5, 1997, for the premises located at 2301 Robb Drive, Reno, Nevada; and

     WHEREAS, Landlord and Tenant desire to amend the above-mentioned Lease;

     NOW, THEREFORE, said Lease is hereby amended so that the monthly rent payments, which are currently due and payable in advance on the 15th of each month, shall become due and payable in advance on the 1st day of each month beginning February 1, 1999. The rent for the period from January 15, 1999, through February 28, 1999, which represents one and one half months of rent due in the amount of SEVENTEEN THOUSAND ONE HUNDRED TWENTY THREE AND 40/100 DOLLARS ($17,123.40), shall be due and payable on February 1, 1999. Thereafter, beginning March 1, 1999, the monthly rent due shall revert back to its original rate of ELEVEN THOUSAND FOUR HUNDRED FIFTEEN AND 60/100 DOLLARS ($11,415.60). Any partial month at the end of the Lease term will be pro-rated.

     All other terms and conditions of the above-mentioned Lease shall remain unchanged and in full force and effect throughout the term of the Lease.


Dermody Family Limited Partnership II,            Battery Express, Inc.,
a Washington limited partnership                  a California corporation
by:   Dermody Family LLC II, a Washington LLC     dba 1-800-BATTERIES
its:  General Partner


by:    /s/ John A. Dermody                        by:    /s/   Lou Borrego
----------------------------------------          ------------------------------
          John A. Dermody, its Member                       Signature

       /s/  Guila Gail Turville                   its:          CFO
----------------------------------------          ----------------------------
          Guila Gail Turville                                Title